Commitments, Contingent Liabilities and Other Tax Matters	12 Months Ended
Dec. 31, 2019
Commitments, Contingent Liabilities and Other Tax Matters

(17) Commitments, Contingent Liabilities and Other Matters

Cash of approximately $125,764,000 and $115,721,000 at December 31, 2019 and 2018, respectively, was maintained to satisfy regulatory reserve requirements.

We are involved in various legal proceedings that are in various stages of litigation. We have determined, based on discussions with our counsel that any material loss in such actions, individually or in the aggregate, is remote or the damages sought, even if fully recovered, would not be considered material to our consolidated statements of condition and related statements of income, comprehensive income, shareholders’ equity and cash flows. However, many of these matters are in various stages of proceedings and further developments could cause management to revise its assessment of these matters.